UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2006


                             NetScout Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      0000-26251                                           04-2837575
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(Commission File Number)                       (IRS Employer Identification No.)


     310 Littleton Road, Westford,
            Massachusetts                                     01886
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

     The following information attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

     On May 3, 2006, NetScout Systems, Inc. (the "Company") participated in the conference call in connection with the announcement of their earnings with respect to the fiscal quarter and fiscal year ended March 31, 2006. During such call, the Company disclosed that it believed that it would be able to deliver annual earnings per share growth of 40% to 60% in each of fiscal years 2007 and 2008.

     The Company also disclosed that, with respect to its long-term business model, on a GAAP basis it expects to be able to maintain gross profit margins in the range of 73 to 76%. The company expects to attain total operating expenses to range from 53% to 58%, comprised of 14% to 16% in research and development expenses, 32% to 35% in sales and marketing expenses and 7% to 9% in general and administrative expenses. The Company also disclosed that it expected operating margins to reach at least 15% and is targeting 20% on the high end of the range. Finally, the Company disclosed that it expected to continue operating margin expansion through fiscal year 2007 and beyond.

Safe Harbor:
------------

Forward-looking statements in this report are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Investors are cautioned that statements in this report, which are not strictly historical statements, including the plans, objectives and future financial performance of NetScout, constitute forward-looking statements which involve risks and uncertainties. Actual results could differ materially from the forward-looking statements. Risks and uncertainties which could cause actual results to differ include, without limitation, risks and uncertainties associated with the Company's relationships with strategic partners, dependence upon broad-based acceptance of the Company's network performance management solutions, the Company's ability to achieve and maintain a high rate of growth, introduction and market acceptance of new products and product enhancements such as the delivery of nGenius product platform probes and software solutions, High Definition Performance Management functionality, the analytic solutions acquired from Quantiva and the implementation of the Company's CDM Technology strategy, the ability of the Company to take advantage of service provider opportunities, competitive pricing pressures, reliance on sole source suppliers, successful expansion and management of direct and indirect distribution channels and dependence on proprietary technology, and risks of further slowdowns or downturns in economic conditions generally and in the market for network performance management solutions specifically. For a more detailed description of the risk factors associated with the Company, please refer to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and its quarterly report on Form 10-Q for the quarter ended December 31, 2005 on file with the Securities and Exchange Commission. NetScout assumes no obligation to update any forward-looking information contained in this report or with respect to the announcements described herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NETSCOUT SYSTEMS, INC.

                                   By: /s/ David P. Sommers
                                       -----------------------------------------
                                       David P. Sommers
                                       Chief Financial Officer and
                                       Senior Vice President, General Operations



     Date: May 3, 2006